                          PLEDGE AND SECURITY AGREEMENT

       This PLEDGE AND SECURITY AGREEMENT, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT"), is made by 212 CERTIFICATE COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "PLEDGOR"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as funding agent (in such capacity, the "FUNDING AGENT") for the benefit of Park Avenue Receivables Corporation, a corporation organized and existing under the laws of the State of Delaware, as purchaser (in such capacity, the "PURCHASER") and its assignees, pursuant to the Face-Amount Certificate Agreement.

                               W I T N E S S E T H:


       WHEREAS, it is a condition precedent to the obligation of the Purchaser to enter into the Face-Amount Certificate Agreement that the Pledgor shall have executed and delivered this Agreement to the Purchaser;

       NOW, THEREFORE, in consideration of the premises and in order to induce the Purchaser to enter into the Face-Amount Certificate Agreement and to purchase the Face-Amount Certificate, as defined therein, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Purchaser as follows:

       1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Annex X to that certain Face-Amount Certificate Agreement, dated as of September 15, 1998, between the Pledgor, the Purchaser and the Funding Agent, as the same may from time to time be amended, supplemented or otherwise modified and in effect, which Annex X is hereby incorporated by reference herein.

       2. PLEDGE; GRANT OF SECURITY INTEREST. To secure the prompt and complete payment and performance of the Obligations, the Pledgor hereby (a) pledges, assigns, hypothecates, transfers, and delivers to the Funding Agent, on behalf of and for the benefit of the Certificateholders, all of its right, title and interest to the Certificate Purchase Payments and (b) grants to the Funding Agent, for the benefit of the Certificateholders, a first priority lien on, and a security interest in, all of the Pledgor's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, cash, deposit accounts, certificates of deposit, goods, letters of credit, securities investment property, financial assets or security entitlements consisting of, arising from or relating to any of the Pledged Collateral.

       3. RIGHTS OF THE FUNDING AGENT AND THE CERTIFICATEHOLDERS. Neither the Funding Agent nor any Certificateholder shall be liable for any failure to collect or realize upon the Obligations or any Pledged Collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall any of them be under any obligation to take any action whatsoever with regard thereto. If a Liquidation Event has occurred and is continuing, the Funding Agent, for the benefit of the Certificateholders, may thereafter, upon notice to the Pledgor, exercise all rights, privileges or options pertaining to any Certificate Purchase Payments as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Funding Agent, for the benefit of the Certificateholders, shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

       4. DELIVERY; TRANSFER OF PLEDGED COLLATERAL. The Issuer shall cause, or direct the Portfolio Manager to cause, all instruments, chattel paper and certificated securities representing or evidencing any Pledged Collateral to be delivered to, and held by, the Custodian on behalf of the Funding Agent and, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Funding Agent. Notwithstanding the preceding sentence, the Issuer shall deliver the Swap Agreement directly to the Funding Agent on the date hereof. Following the occurrence of (i) a Liquidation Event or (ii) the 270th day following the commencement of the Amortization Period, the Funding Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to deliver to the Custodian a "Notice of Exclusive Control" under and as defined in the Control Agreement stating that the Funding Agent is exercising exclusive control over the Custodial Account. Following delivery of such notice, neither the Pledgor nor the Portfolio Manager (i) shall issue any entitlement order to the Custodian withdrawing any financial assets from the Custodial Account or (ii) accept delivery of any such financial assets including, without limitation, any instruments, chattel paper or certificated securities or any free credit balance or other amount owing from the Custodian to the Issuer with respect to the Custodial Account.

       5. REMEDIES. If a Liquidation Event shall have occurred and be continuing, the Funding Agent, for the benefit of the Certificateholders, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale), to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver such Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Funding Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Funding Agent upon any such sale or sales, public or private, to purchase the whole or any part of such Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Funding Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of the Certificateholders hereunder, including reasonable attorney's fees and legal expenses to the payment, in whole or in part, of the Obligations in such order as the Certificateholders may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Funding Agent (for the account of the Certificateholders) of any other amount required to be paid by any provision of law, need the Funding Agent, on behalf of and for the account of the Certificateholders, account for the surplus, if any, to the Pledgor. The Pledgor agrees that the funding Agent need not give more than five days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed, after default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Funding Agent, for the benefit of the Certificateholders, shall have all the rights and remedies of a secured party under applicable law. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Collateral is insufficient to pay all amounts to which the Funding Agent, on behalf of the Certificateholders, is entitled, and the fees of any attorneys employed by the Funding Agent or any Certificateholder to collect such deficiency.

       6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor hereby reaffirms its representations, warranties and covenants set forth in Exhibit C to the Face-Amount Certificate Agreement. The Pledgor covenants and agrees that it will protect and defend the right, title and interest of the Funding Agent, for the benefit of the Certificateholders, in, to and under the Pledged Collateral and the proceeds thereof against the claims and demands of any and all Persons.

       7. NO DISPOSITION, ETC. Without the prior written consent of the Funding Agent, the Pledgor agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, except as set forth in, and as permitted by, the Face-Amount Certificate Agreement and/or the other Transaction Documents, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.


       8. FURTHER ASSURANCES. The Pledgor agrees that, at any time and from time to time upon the written request of the Funding Agent, the Pledgor will execute and deliver such further documents and do such further acts and things as the Funding Agent, on behalf of the Certificateholders, may reasonably request in order to effect the purposes of this Agreement.

       9. PLACE OF PERFECTION; RECORDS. The Pledgor shall keep its chief place of business, chief executive office, registered agent for service of process within the Commonwealth of Kentucky and the office where it keeps its records concerning the Pledged Collateral at the location therefor specified in the Face-Amount Certificate Agreement or, upon 30 days' prior written notice to the Funding Agent, at any other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Pledged Collateral. The Pledgor will hold and preserve such records and will permit representatives of the Funding Agent at any time during normal business hours to inspect and make abstracts from such records.

       10. FUNDING AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Funding Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time to take any action and execute any instrument which the Funding Agent may deem necessary or appropriate in order to perfect its interest granted under this Agreement, or following a (i) a Liquidation Event or (ii) the 270th day following the commencement of the Amortization Period, exercise its remedies hereunder, including, without limitation:

       (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Pledged Collateral,

       (b) to receive, indorse, and collect any drafts or other instruments, documents, security certificates and chattel paper, in connection therewith, and

       (c) to file any claims or take any action or institute any proceedings which the Funding Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce compliance with the terms, conditions or rights of the Funding Agent with respect to any of the Pledged Collateral.

       11. FUNDING AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Funding Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Funding Agent incurred in connection therewith shall be payable by the Pledgor.

       12. DUTIES OF THE FUNDING AGENT. The powers conferred on the Funding Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Funding Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to matters relative to any of the Pledged Collateral, whether or not the Funding Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Funding Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Funding Agent accords its own property.

       13. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER FACE-AMOUNT CERTIFICATE AGREEMENT. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and (y) the date on which the Face Amount Certificate Agreement has terminated in accordance with the terms hereof, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Funding Agent, the Certificateholders and their respective successors, transferees and assigns. On the ninety-first day following the Termination Date, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Funding Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

       14. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

       15. NO WAIVER; REMEDIES CUMULATIVE. Neither the Funding Agent nor any Certificateholder shall, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Funding Agent, for the benefit of each Certificateholder, and then only to the extent therein set forth. A waiver by the Funding Agent, on behalf of any Certificateholder, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Funding Agent or such Certificateholder would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Funding Agent or any Certificateholder any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by the operative documents or by law.

       16. WAIVERS, AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Funding Agent on behalf of the Certificateholders. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Funding Agent and each Certificateholder hereunder, inure to the benefit of the Funding Agent, the Certificateholders and their respective successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.




                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the Pledgor has caused this Pledge and Security Agreement to be duly executed and delivered on the day and year first above written.

                                     212 CERTIFICATE COMPANY


                                     By: /s/ Robert L. Maddox
                                        -------------------------------
                                        Name:  Robert L. Maddox
                                        Title: President



Accepted and agreed as of the date
first above written:


THE CHASE MANHATTAN BANK,
as Funding Agent for the benefit of the
Certificateholders

By: /s/ Andrew Taylor
   -------------------------------
   Name:  Andrew Taylor
   Title: Vice President